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                                                                  EXHIBIT 10.21


                                   $53,000,000

                  12 1/2% SENIOR SUBORDINATED NOTES DUE 2013 OF
                          H&E EQUIPMENT SERVICES L.L.C.
                                H&E FINANCE CORP.

                                       AND

               219,406.620 LIMITED LIABILITY COMPANY INTERESTS OF
                               H&E HOLDINGS L.L.C.

                               PURCHASE AGREEMENT

                                                                   June 17, 2002

CREDIT SUISSE FIRST BOSTON CORPORATION
 Eleven Madison Avenue,
  New York, New York 10010-3629

Ladies and Gentlemen:

         1. INTRODUCTORY. H&E Equipment Services L.L.C., a Louisiana limited liability company, ("H&E"), H&E Finance Corp., a Delaware corporation ("H&E FINANCE" and together with H&E, the "NOTE ISSUERS") and H&E Holdings L.L.C., a Delaware L.L.C. ("HOLDINGS" and together with the Note Issuers, the "COMPANY"), propose, subject to the terms and conditions stated herein, to co-issue and sell to Credit Suisse First Boston Corporation ("CSFBC" or the initial "PURCHASER") $53,000,000 principal amount of H&E and H&E Finance's 12 1/2% Senior Subordinated Notes due 2013 (the "SENIOR SUBORDINATED NOTES") and 219,406.620 Limited Liability Company Interests (the "LLC INTERESTS") in Holdings. The Senior Subordinated Notes are to be issued under an indenture, dated as of June 17, 2002 (the "INDENTURE"), between the Note Issuers, the Guarantors (as defined below), and The Bank of New York, as Trustee. The Note Issuers' obligations under the Senior Subordinated Notes, including the due and punctual payment of interest on the Senior Subordinated Notes, will be unconditionally guaranteed (the "GUARANTEE") by GNE Investments, Inc. a Washington corporation, Great Northern Equipment, Inc., a Montana corporation, and each of the Note Issuers' future domestic subsidiaries (each, a "GUARANTOR" and together, the "GUARANTORS"). As used herein, the term "NOTES" shall include the Guarantees of the Senior Subordinated Notes by the Guarantors, unless the context otherwise requires. The LLC Interests are comprised of 552.632 Series A Preferred Units, 1,475.708 Series B Preferred Units, 4,239.002 Series C Preferred Units, 2,612.962 Series D Preferred Units, 106,842.105 Class A Common Units and 103,684.211 Class B Common Units of Holdings. Prior to the Closing Date (as defined below) ICM Equipment Company L.L.C. ("ICM") and Head & Engquist Equipment, L.L.C., ("HEAD & ENGQUIST") will be combined and merged with and into H&E. The Senior Subordinated Notes and the LLC Interests are to be issued on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "SECURITIES ACT").

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         As used herein, the term "LLC AGREEMENT" refers to that agreement between Holdings and each Holder of LLC Interests, to be dated June 17, 2002, and the term "INVESTOR RIGHTS AGREEMENT" refers to that agreement among Holdings, BRSEC Co-Investment, LLC, BRSEC Co-Investment II, LLC and CSFBC, to be dated the Closing Date.

         Holders (including subsequent transferees) of the Notes will have the registration rights relating to the Notes set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated June 17, 2002 (the "CLOSING DATE") for so long as such Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Note Issuers and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the
Note Issuers' 12 1/2% Senior Subordinated Notes in the same aggregate principal amount as the Senior Subordinated Notes, identical in all material respects to the Senior Subordinated Notes and Guarantees and registered under the Securities Act (the "EXCHANGE NOTES" and the "EXCHANGE GUARANTEES," together the "EXCHANGE SECURITIES"), to be offered in exchange for the Senior Subordinated Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Notes and to use its commercially reasonable efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Notes and the Exchange Securities are referred to collectively as the "SECURITIES."

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Purchaser that:

                  (a) A preliminary offering circular and an offering circular relating to the Notes and the LLC Interests to be offered by the Company and the Guarantors have been prepared by the Company and the Guarantors. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, are hereinafter collectively referred to as the "OFFERING DOCUMENT." On the date of this Agreement and as of the Closing Date, the Offering Document does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by or through CSFBC specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 7(b) hereof.

                  (b) No order or decree preventing the use of the Offering Document, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that

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         purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

                  (c) The market-related and customer-related data and estimates included under the captions "Summary" and "Business" in the Offering Document are based on or derived from sources which the Company believes to be reliable.

                  (d) The Senior Subordinated Notes have been duly and validly authorized by the Note Issuers and when duly executed by the Note Issuers in accordance with the terms of the Indenture and, assuming due authentication of the Senior Subordinated Notes by the Trustee, upon delivery of the Notes to the Purchaser against payment therefor in accordance with the terms hereof, the Senior Subordinated Notes will have been validly issued and delivered, and will constitute valid and binding obligations of the Note Issuers entitled to the benefits of the Indenture, enforceable against the Note Issuers in accordance with their terms, subject to the qualification that the enforceability of the Note Issuers' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Senior Subordinated Notes will conform in all material respects to the description thereof in the Offering Document.

                  (f) The Exchange Notes have been duly and validly authorized by the Note Issuers and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Registration Rights Agreement, will constitute valid and binding obligations of the Note Issuers entitled to the benefits of the Indenture, enforceable against the Note Issuers in accordance with their terms, subject to the qualification that the enforceability of the Note Issuers' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (g) The Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Senior Subordinated Notes in accordance with the Indenture and the issuance of the Senior Subordinated Notes in the sale to the Purchaser contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles. The Guarantees will conform to the description thereof in the Offering Document.

                  (h) The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes contemplated by the Registration Rights Agreement, will constitute

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         valid and binding obligations of the Guarantors, entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (i) The Company and each of the Guarantors has been duly incorporated or formed and is an existing corporation or limited liability company in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and conduct its business as described in the Offering Document; and the Company and each of the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect (as such term is defined herein).

                  (j) Each subsidiary of the Company and the Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company and the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company and the Guarantors has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company and the Guarantors, directly or through subsidiaries, is owned free from material liens, encumbrances and defects.

                  (k) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company.

                  (l) The Indenture has been duly and validly authorized by the
         Note Issuers and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Note Issuers and the Guarantors, enforceable against the Note Issuers and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Note Issuers' and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles; no qualification of the Indenture under the Trust Indenture Act of 1939 (the "1939 ACT") is required in connection with the offer and sale of the Notes contemplated hereby. The Indenture will conform in all material respects to the description thereof in the Offering Document.

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                  (m) On the Closing Date, the Indenture will conform in all material respects to the requirements of the 1939 Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (n) The LLC Interests have been duly authorized and, when the LLC Interests have been delivered and paid for in accordance with this Agreement, such LLC Interests will have been validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Offering Document and there will be no pre-emptive rights attached thereto except those preemptive rights set forth in the Stockholders Agreement and the Investor Rights Agreement.

                  (o) The LLC Interests are free and clear of any and all any and all claims, liens, pledges, options, charges, encumbrances or other rights or interests of third parties of any and every kind, other than pledges to the lenders under the Credit Agreement (as defined in the Offering Document) and to The Bank of New York, as collateral agent, for the holders of the Note Issuers' 11 1/8% Senior Secured Notes due 2012.

                  (p) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person that would give rise to a valid claim against the Company, any Guarantor or any Purchaser for a brokerage commission, finder's fee or other like payment.

                  (q) The Note Issuers, Holdings and the Guarantors each have all requisite corporate power and authority to enter into the Registration Rights Agreement, the LLC Agreement and the Investor Rights Agreement, as the case may be. The Registration Rights Agreement, the LLC Agreement and the Investor Rights Agreement have each been duly authorized by the Note Issuers and Holdings and the Guarantors, as the case may be, and, when executed by the Note Issuers, Holdings and the Guarantors, as the case may be, in accordance with the terms hereof and thereof, will each be validly executed and delivered and (assuming the due execution and delivery thereof by you), will each be a legally valid and binding obligation of the Note Issuers, Holdings and the Guarantors, as the case may be, in accordance with the terms hereof and thereof, enforceable against the Note Issuers, Holdings and the Guarantors, as the case may, be in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and, as to rights of indemnification and contribution, by principles of public policy.

                  (r) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement, the LLC Agreement or the Investor Rights Agreement in connection with the issuance and sale of the Notes and the LLC Interests by the Note Issuers and Holdings, respectively or the Guarantors except, in connection with the Senior Subordinated Notes, for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement)

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         effective and such consents, approvals, authorizations, orders or filings under state securities or Blue Sky laws.

                  (s) The execution, delivery and performance of the Indenture, this Agreement, the LLC Agreement, the Investor Rights Agreement and the Registration Rights Agreement, and the issuance and sale of the Notes and the LLC Interests and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any applicable rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Guarantors, or any of their respective subsidiaries or any of their properties, or any agreement or instrument to which the Company, the Guarantors, or any of their respective subsidiaries is a party or by which the Company, the Guarantors, or any of their respective subsidiaries is bound or to which any of the properties of the Company, the Guarantors, or any of their respective subsidiaries is subject, or the charter or by-laws of the Company, the Guarantors, or any of their respective subsidiaries, and the Company and each of the Guarantors has full power and authority to authorize, issue and sell the Notes and the LLC Interests as contemplated by this Agreement.

                  (t) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

                  (u) Except as disclosed in the Offering Document, the Company, the Guarantors, or any of their respective subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, the Guarantors, or any of their respective subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (v) The Company, the Guarantors, and their respective subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, the Guarantors, or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company, the Guarantors, or any of their respective subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (w) No labor dispute with the employees of the Company, the Guarantors, or any of their respective subsidiaries, to the knowledge of the Company or any of the Guarantors, is imminent that might have a Material Adverse Effect.

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                  (x) The Company, the Guarantors, or any of their respective subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, the Guarantors, or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (y) Except as disclosed in the Offering Document, neither the Company, the Guarantors, nor any of their respective subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their respective properties, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any Guarantor is aware of any pending investigation which might lead to such a claim.

                  (z) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, the Guarantors, any of their respective subsidiaries, or any of their respective properties that, if determined adversely to the Company, the Guarantors, or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of Note Issuers, Holdings or the Guarantors to perform their respective obligations under the Indenture, this Agreement, the LLC Agreement, the Investor Rights Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Notes and the LLC Interests; and no such actions, suits or proceedings are threatened or, to the Company's or any Guarantor's knowledge, contemplated.

                  (aa) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in all material respects in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns

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         therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (bb) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document, neither the Company, any Guarantor nor any of their respective subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and there has been no material adverse change, nor to the knowledge of the Company any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, the Guarantors and their respective subsidiaries, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company or each of the Guarantors on any class of its capital stock.

                  (cc) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder (the "INVESTMENT COMPANY ACT"); and the Company is not and, after giving effect to the offering and sale of the Notes and the LLC Interests and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (dd) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes or the LLC Interests are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("EXCHANGE ACT") or quoted in a U.S. automated inter-dealer quotation system.

                  (ee) The offer and sale and resale of the Notes and the LLC Interests to the Purchaser in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, Regulation D thereunder and Regulation S thereunder.

                  (ff) Neither the Company, the Guarantors nor any of their respective affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act), the Notes, the LLC Interests or any security of the same class or series as the Notes or the LLC Interests or (ii) has offered or will offer or sell the Notes or the LLC Interests (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("REGULATION S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, the Guarantors, its affiliates and any person acting on its or their behalf have complied and

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         will comply with the offering restrictions requirement of Regulation S and the sale of Notes and the LLC Interests pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act. The Company and each of the Guarantors has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes and the LLC Interests except for this Agreement.

                  (gg) The Offering Document contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (hh) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (ii) The Company, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (jj) No relationship, direct or indirect, required to be described under Item 404 of Regulation S-K, exists between or among the Company on the one hand, and the directors, officers or stockholders of the Company on the other hand, which is not described in the Offering Document.

                  (kk) The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA), has occurred with respect to any "pension plan" (as defined in ERISA), for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (ll) The Company and the Guarantors have filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, the Guarantors or any of their respective subsidiaries which has had (nor does the Company or the Guarantors have any knowledge of any tax deficiency which, if determined adversely to the Company, the Guarantors or any of their respective subsidiaries, might have) a Material Adverse Effect on the Company, the Guarantors and their respective subsidiaries.

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                  (mm) Since the date as of which information is given in the
         Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed or contemplated in the Offering Document, neither the Company nor the Guarantors have (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock, other than in connection with the issuance by the Note Issuers and the Guarantors of the 11 1/8% Senior Secured Notes due 2012 (the "SECURED NOTES").

                  (nn) The Company and the Guarantors (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to their respective assets is permitted only in accordance with management's authorization and (D) the reported accountability for their respective assets is compared with existing assets at reasonable intervals.

                  (oo) Neither the Company, the Guarantors nor any of their respective subsidiaries (i) is in violation of its charter or by-laws,
         (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of any applicable law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, with regard to (ii) and (iii) of this paragraph, for such defaults, violations or failures that would not reasonably be expected to have a Material Adverse Effect on the Company, the Guarantors or any of their respective subsidiaries.

                  (pp) Neither the Company, the Guarantors nor any of their respective subsidiaries, nor to the knowledge of the Company, the Guarantors or any of their respective subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Guarantors or any of their respective subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (qq) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

                  (rr) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (ss) The LLC Interests being sold to the Purchasers represent 5% of each outstanding series of limited liability company interests in H&E Holdings as of the date hereof (calculated on a fully-diluted basis).

         3. PURCHASE, SALE AND DELIVERY OF NOTES AND LLC INTERESTS. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, (i) the $7,650,546 principal amount of Notes to be sold to Bruckmann, Rosser, Sherrill & Co., Inc. ("BRS") and Bruckmann, Rosser, Sherrill & Co., L.L.C. ("BRS LLC") at a purchase price of 94.356%, (ii) the remaining $45,349,454 principal amount of Notes at a purchase price of 91.9976% (iii) all of LLC Interests to be sold with the Notes on a pro rata basis based on the principal amount of the Notes sold.

         The Purchaser has advised the Company that it will make offers (the "EXEMPT RESALES") of the Notes and the LLC Interests purchased hereunder on the terms set forth in the Offering Document, as amended or supplemented, solely to
(i) persons whom the Purchaser reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs"), (ii) BRS and BRS LLC, who have represented to the Company and the Purchaser that each of them is an institutional "Accredited Investor" referred to in Rule 501(a)(1), (2),
(3) or (7) under the Act (together the "ACCREDITED INVESTORS"), that each has represented to the Purchasers that it is purchasing the Notes and the LLC Interests for investment purposes only and with no present intention to resell the Notes and the LLC Interests and executed and returned to CSFBC a certificate in the form of Annex A hereto and (iii) persons permitted to purchase the Notes and the LLC Interests in offshore transactions in reliance upon Regulation S under the Securities Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "ELIGIBLE PURCHASERS").

         Delivery to the Purchaser of and payment for Notes and the LLC Interests shall be made at the office of Latham & Watkins, 53rd at Third, 885 Third Avenue, New York, New York (the "CLOSING LOCATION") at 9:00 A.M., New York City time, on the Closing Date. The Closing Location and the Closing Date may be varied by agreement between CSFBC and the Company. A meeting will be held at the Closing Location on the New York Business Day next preceding the Closing Date, at which meeting the final drafts of the documents to be delivered will be available for review by the parties hereto. For the purposes of this Section 3, "NEW YORK BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         The Notes to be purchased by the Purchaser hereunder will be represented by one or more definitive global notes in book-entry form, which will be deposited by or on behalf of the Note Issuers with The Depository Trust Company ("DTC") or its designated custodian. The Note Issuers and the Guarantors will deliver the Notes to the Purchaser, for the account of the Purchaser, against payment by or on behalf of the Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Purchaser at DTC. The Company will cause the certificates representing the Notes to be made available to the Purchaser for checking at least 24 hours prior to the Closing Date at the office of DTC or its designated custodian.

         The LLC Interests to be purchased by the Purchaser hereunder will be represented by definitive certificates which will be delivered to the Purchasers on the Closing Date. Holdings will deliver the LLC Interests to the Purchaser against payment by or on behalf of the Purchaser of the purchase price therefore by wire transfer in immediately available funds. Holdings will cause the certificates representing the LLC Interests to be made available to the Purchaser for checking at least 24 hours prior to the Closing Date.

         4. REPRESENTATIONS BY PURCHASER; RESALE BY PURCHASER

                  (a) The Purchaser represents and warrants to the Company and the Guarantors that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) The Purchaser acknowledges that the Notes and the LLC Interests have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Purchaser represents and agrees that it has offered and sold the Notes and the LLC Interests, and will offer and sell the Notes and the LLC Interests (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903, Rule 144A under the Securities Act ("RULE 144A") or to Accredited Investors who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Annex A attached hereto. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Notes and the LLC Interests, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of sale of the Notes and the LLC Interests, other than a sale pursuant to Rule 144A or to the Accredited Investors, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Notes and the LLC Interests from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933
                  (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities
                  Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) The Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes and the LLC Interests except with the prior written consent of the Company.

                  (d) The Purchase agrees that it and each of its affiliates will not offer or sell the Notes and the LLC Interests in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Notes and the LLC Interests, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Notes and LLC Interests has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (e) The Purchaser represents and agrees that (i) it has not authorized the notes to be offered to the public in the United Kingdom, within the meaning of the Public Offers of Securities Regulations 1995, as amended, and no Offering Document may be passed on to any person in the United Kingdom unless that person is of a kind described in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 or is a person to whom the document may otherwise lawfully be issued or passed on. The Offering Document is only directed at persons having professional experience in matters relating to investments and the offering described in the Offering Document is only available to such persons and only such persons will be permitted to participate in the offering. Persons who do not have professional experience in matters relating to investments should not rely on the Offering Document. All applicable provisions of the Financial Services and Markets Act 2000, as amended, must be complied with in respect of anything done in relation to the notes in, from or otherwise involving the United Kingdom.

         5. CERTAIN AGREEMENTS OF THE COMPANY, THE GUARANTORS, ICM AND HEAD & ENGQUIST. The Company and each of the Guarantors, jointly and severally, agrees with the Purchaser that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Notes and the LLC Interests by the Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchaser's delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC and, upon request of holders and prospective purchasers of the Notes and the LLC Interests, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Notes and the LLC Interests pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Notes and the LLC Interests. The Company will pay the expenses of printing and distributing to the Purchaser all such documents.

                  (c) The Company and the Guarantors will arrange for the qualification of the Notes and the LLC Interests for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Notes and the LLC Interests by the Purchaser, PROVIDED that neither the Company nor any Guarantor will be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of five years hereafter, the Company and the Guarantors will furnish to CSFBC, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company and the Guarantors will furnish to CSFBC
         (i) as soon as available, a copy of each report and any definitive proxy statement of the Company and the Guarantors mailed to stockholders, and (ii) the information required to be provided to the trustee for the Notes pursuant to the Indenture.

                  (e) During the period of two years after the Closing Date, the Company will, upon reasonable request, furnish to CSFBC and any holder of Notes or LLC Interests a copy of the restrictions on transfer applicable to the Notes or LLC Interests.

                  (f) During the period of two years after the Closing Date, the Company will not resell any of the Notes or LLC Interests that are restricted securities (as defined in Rule 144 under the Securities Act) that have been reacquired by it.

                  (g) During the period of two years after the Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) To furnish the Purchaser and those persons identified by the Purchaser to the Company as many copies of the Offering Document, and any amendments or supplements thereto, as the Purchaser may reasonably request for the time period specified in Section 5(i). Subject to the Purchaser's compliance with its representations and warranties and agreements set forth in Section 4 hereof, the Company and the Guarantors consent to the use of the Offering Document, and any amendments and supplements thereto required pursuant hereto, by the Purchaser in connection with Exempt Resales.

                  (i) During such period as, in the reasonable opinion of Latham & Watkins, an Offering Document is required by law to be delivered in connection with Exempt Resales by the Purchaser and in connection with market-making activities of the Purchaser for so long as any Notes or LLC Interests are outstanding, (i) not to make any amendment or supplement to the Offering Document of which the Purchaser shall not previously have been advised or to which the Purchaser shall reasonably object after being so advised unless such amendment or supplement is, in the opinion of the Company or its advisors, necessary of advisable and (ii) to prepare promptly, upon the Purchaser's reasonable request, any amendment or supplement to the Offering Document which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

                  (j) If, during the period referred to in Section 5(i) above, any event shall occur or condition shall exist as a result of which, in the opinion of Latham & Watkins, it becomes necessary to amend or supplement the Offering Document in order to make the statements therein, in the light of the circumstances when such Offering Document is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of Latham & Watkins, it is necessary to amend or supplement the Offering Document to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Document so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Document will comply with applicable law, and to furnish to the Purchaser and such other persons as the Purchaser may designate such number of copies thereof as the Purchaser may reasonably request

                  (k) Each of the Company and the Guarantors jointly and severally agree to pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the LLC Agreement and the Investor

         Rights Agreement, including: (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes and the LLC Interests and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement the Notes, the LLC Interests, the Indenture, the Offering Document, the LLC Agreement and the Investor Rights Agreement and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes and the LLC Interests and as applicable, the Exchange Securities; (iii) the cost of qualifying the Notes for trading in The Private Offering, Resales and Trading Automatic Linkages (PORTAL) Market(SM) ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Notes and the LLC Interests; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Notes, the LLC Interests or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities; and (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchaser; PROVIDED, HOWEVER, that other than as set forth in clause (v), the Company shall not be required to pay any fees or disbursals of the Purchaser's professional advisors. The Company and the Guarantors will also pay or reimburse the Purchaser (to the extent incurred by them) for all reasonable travel expenses of the Purchaser and the Company's officers and employees and any other expenses of the Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes and the LLC Interests from the Purchaser.

                  (l) In connection with the offering, until CSFBC shall have notified the Company of the completion of the resale of the Notes and the LLC Interests, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchased for any account in which it or any of its affiliates has a beneficial interest any Notes or LLC Interests or attempt to induce any person to purchase any Notes or LLC Interests; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes or LLC Interests.

                  (m) For a period of 180 days after the date of the initial offering of the Notes and the LLC Interests by the Purchaser, the Company and each of the Guarantors will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company or any Guarantor and having a maturity of more than one year from the date of issue except issuances of (i) the Secured Notes,
         (ii) Notes or LLC Interests pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof or (iii) Notes or LLC Interests pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof. Neither the Company nor any Guarantor will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Notes and the LLC Interests.

                  (n) The Company will apply the net proceeds from the sale of the Notes and the LLC Interests to be sold by it hereunder substantially in accordance with the description set forth in the Offering Document under the caption "Use of Proceeds."

                  (o) Except as stated in this Agreement and in the Offering Document, neither the Company, the Guarantors nor any of their respective affiliates have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Notes or the LLC Interests. Except as permitted by the Securities Act, the Company and the Guarantors will not distribute any offering material in connection with resales of the Notes and the LLC Interests.

                  (p) The Company and the Guarantors will use their commercially reasonable efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in PORTAL and to permit the Notes to be eligible for clearance and settlement through DTC.

                  (q) The Company and the Guarantors have complied and will comply with all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

                  (r) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act), that would be integrated with the sale of the Notes and the LLC Interests in a manner that would require the registration under the Securities Act of the sale to the Purchaser or the resale of the Notes and the LLC Interests.

                  (s) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement, LLC Agreement, the Investor Rights Agreement and all agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of Notes by DTC for "book entry" transfer; PROVIDED, that this agreement to so comply shall remain in effect only until the Registration Rights Agreement, the LLC Agreement, the Investor Rights Agreement and the representation letters have been executed by all parties thereto and have each become a binding agreement enforceable against each party thereto.

                  (t) The Company and the Guarantors agree that prior to any registration of the Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the 1939 Act and any necessary supplemental indentures will be entered into in connection therewith, PROVIDED that the agreement set forth in this paragraph shall remain in effect until the Registration Rights Agreement has been executed by all parties thereto and has become a binding agreement enforceable against each party thereto.

                  (u) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Purchaser's obligations hereunder to purchase the Notes and the LLC Interests.

                  (v) The Company shall have furnished or caused to be furnished to you on the Closing Date a certificate of an officer of the Company satisfactory to you as to the authorization, execution and delivery of each of the agreements listed in the Offering Document in the section entitled "Certain Relationships and Related Transactions." Such certificate shall also have execution copies of all such agreements attached to it.

         6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to purchase and pay for the Notes and the LLC Interests will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors herein, to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchaser shall have received a letter, dated the date of this Agreement, of each of KPMG LLP ("KPMG") and Hawthorn, Waymouth & Carroll L.L.P. ("HAWTHORN") in form and substance reasonably satisfactory to the Purchaser concerning the financial information set forth in the Offering Document.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, the Guarantors and their respective subsidiaries which, in the reasonable judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Notes and the LLC Interests; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Notes and the LLC Interests, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or
         (vii) any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the reasonable judgment of CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Notes and the LLC Interests.

                  (c) The Purchaser shall have received an opinion, dated the Closing Date, of Kirkland & Ellis, counsel for the Company and the Guarantors, addressed to the Purchaser and dated the Closing Date, in a form reasonably acceptable to Latham & Watkins and the Purchaser.

                  (d) The Purchaser shall have received opinions, dated the Closing Date, of local counsel for the Company in the states of Louisiana, Washington and Montana, each in a form reasonably acceptable to Latham & Watkins and the Purchaser.

                  (e) The Purchaser shall have received from Latham & Watkins, counsel for the Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Notes and the LLC Interests, the Offering Document, the exemption from registration for the offer and sale of the Notes and the LLC Interests by the Company to the Purchaser and the resales by the Purchaser as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters, with reference to same in the Offering Circular.

                  (f) The Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and each Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that as of the Closing Date: (i) the representations and warranties of the Company and each Guarantor in this Agreement are true and correct in all material respects; (ii) the Company and each Guarantor has complied with all agreements in all material respects and satisfied all conditions on its part to be performed or satisfied hereunder in all material respects at or prior to the Closing Date; (iii) subsequent to the respective dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event that would constitute a Material Adverse Effect except as set forth in or contemplated by the Offering Document or as described in such certificate; and (iv) such other matters as CSFBC may reasonably require.

                  (g) The Purchaser shall have received letters, dated the Closing Date, of each of KPMG and Hawthorn which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  (h) All transactions listed in the section entitled "The Transactions" shall be consummated prior to the Closing Date in a manner reasonably satisfactory to the Purchaser.

                  (i) The Purchaser shall have received an executed certificate in the form attached hereto as Annex A from BRS.

         The Company and each Guarantor will furnish the Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Purchaser reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchaser compliance with any conditions to the obligations of the Purchaser hereunder.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless the Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company or any Guarantor contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or any Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Purchaser for legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by CSFBC, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

         (b) The Purchaser will indemnify and hold harmless the Company, each Guarantor and their respective directors and officers and each person, if any, who controls the Company and each Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by CSFBC, and will reimburse legal or other expenses reasonably incurred by the Company and any Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Purchaser consists of the following information in the Offering Document furnished on behalf of the Purchaser: the third, fourth, ninth, tenth, eleventh, twelfth, thirteenth and fourteenth paragraphs in the Offering Document under the section entitled "Plan of Distribution" (the "PURCHASER INFORMATION"); PROVIDED, HOWEVER, if the Purchaser delivered to the Company or any Guarantor corrected Purchaser Information, the Purchaser shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's or any Guarantor's failure to perform its obligations under Section 5(a) of this Agreement.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other from the offering of the Notes and the LLC Interests or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Purchaser from the Company and the Guarantors under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by the Purchaser exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (e) The obligations of the Company and each Guarantor under this Section shall be in addition to any liability which the Company and each Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchaser under this Section shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors or their respective officers and of the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes and the LLC Interests. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Notes and the LLC Interests by the Purchaser is not consummated, the Company and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(k) and the respective obligations of the Company, the Guarantors and the Purchaser pursuant to Section 7 shall remain in effect. If the purchase of the Notes and the LLC Interests by the Purchaser is not consummated for any reason other than because of the occurrence of any event specified in Section 6(b)(iv), (v), (vi) or
(vii), the Company and the Guarantors will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes and the LLC Interests.

         9. NOTICES. All communications hereunder will be in writing and, if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or any Guarantor, will be mailed, delivered or telegraphed and confirmed to it at H&E Equipment Services L.L.C. 11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816, Attention: Chief Financial Officer;

PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         10. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of the Notes and the LLC Interests shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company and the Guarantors as if such holders were parties thereto.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and each Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and State courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the Purchaser in accordance with its terms.

                                               Very truly yours,

                                               H&E EQUIPMENT SERVICES L.L.C.

                                               By /s/ John Engquist
                                                 -------------------------------
                                                 Name:  John Engquist
                                                 Title: Chief Executive
                                                        Officer and President


                                               H&E FINANCE CORP.


                                               By /s/ John Engquist
                                                 -------------------------------
                                                 Name:  John Engquist
                                                 Title: Chief Executive
                                                        Officer and President


                                               H&E HOLDINGS L.L.C.


                                               By /s/ John Engquist
                                                 -------------------------------
                                                 Name:  John Engquist
                                                 Title: Chief Executive
                                                        Officer and President


                                               HEAD & ENGQUIST EQUIPMENT, L.L.C.

                                               By /s/ John Engquist
                                                 -------------------------------
                                                 Name:  John Engquist
                                                 Title: Chief Executive
                                                        Officer and President


                                               ICM EQUIPMENT COMPANY L.L.C.

                                               By /s/ Lindsay C. Jones
                                                 -------------------------------
                                                 Name:  Lindsay C. Jones
                                                 Title: Chief Financial Officer

                                               GNE INVESTMENTS, INC.

                                               By /s/ Lindsay C. Jones
                                                 -------------------------------
                                                 Name:  Lindsay C. Jones
                                                 Title: Secretary


                                               GREAT NORTHERN EQUIPMENT, INC.

                                               By /s/ Lindsay C. Jones
                                                 -------------------------------
                                                 Name:  Lindsay C. Jones
                                                 Title: Secretary

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION

By: /s/ Edward Yorke
   ------------------------------------
   Name:  Edward Yorke
   Title: Managing Director

                                   SCHEDULE I

                              LIST OF SUBSIDIARIES

H&E HOLDINGS L.L.C.:

H&E Equipment Services L.L.C.
H&E Finance Corp.
GNE Investments, Inc.
Great Northern Equipment, Inc.

H&E EQUIPMENT SERVICES L.L.C.:

H&E Finance Corp.
GNE Investments, Inc.
Great Northern  Equipment, Inc.

H&E FINANCE CORP.:

None

                                     ANNEX A

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010-3629
Attention:  Investment Banking Department - Transactions Advisory Group

         Re:  H&E EQUIPMENT SERVICES L.L.C., H&E FINANCE CORP.
              AND H&E HOLDINGS L.L.C.

         Reference is hereby made to (i) the Purchase Agreement, dated
June 14, 2002 (the "PURCHASE AGREEMENT") among H&E Equipment Services L.L.C., H&E Finance Corp., H&E Holdings L.L.C. together as issuer (the "COMPANY"), the Guarantors named on the signature pages thereto and you and
(ii) the Indenture to be dated as of June 17, 2002 (the "INDENTURE") relating to the __% Senior Subordinated Notes due 2013, among H&E Equipment Services L.L.C., H&E Finance Corp., the Guarantors named on the signature pages thereto and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture or the Purchase Agreement.

In connection with our proposed purchase of $____________ aggregate principal amount of a beneficial interest in a Global Notes and $_______ of limited liability company interests, we confirm that:

1. We understand that any subsequent transfer of the Notes, the LLC Interests or any interest therein is subject to certain restrictions and conditions set forth in the Indenture, the LLC Agreement and the Investor Rights Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes, LLC Interests or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT").

2. We understand that the offer and sale of the Notes and the LLC Interests has not been registered under the Securities Act, and that the Notes and the LLC Interests and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes, LLC Interests or any interest therein, we will do so only
(A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes or LLC Interests, as the case may be, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

3. We understand that, on any proposed resale of the Notes or LLC Interests or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes and LLC Interests purchased by us will bear a legend to the foregoing effect.

4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and the LLC Interests, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5. We are acquiring the Notes and the LLC Interests or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

6. We are acquiring the Notes and the LLC Interests for investment purposes only with no present intention to resell the Notes and the LLC Interests.

You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                     -------------------------------------------
                                         [Insert Name of Accredited Investor]


                                     By:
                                        ----------------------------------------
                                      Name:
                                      Title:

Dated:
      -----------------------